TURNER FUNDS

TURNER NEW ENTERPRISE FUND

Supplement dated February 25, 2011

to the Prospectus dated January 31, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective immediately, the name of the Turner New Enterprise Fund is changed to the Turner All Cap Growth Fund.  In accordance with this change, all references in the Prospectus to the Turner New Enterprise Fund are hereby deleted and replaced with the Turner All Cap Growth Fund.

Effective immediately, the Russell 3000 Growth Index is added as a secondary performance benchmark to the Turner All Cap Growth Fund.  The Russell 3000 Growth Index measures the performance of those Russell 3000 Companies with higher price-to-book ratios and higher forecasted growth values.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-FS-06-02)